Exhibit 10.1
FOURTH AMENDMENT TO
REVOLVING CREDIT AND SECURITY AGREEMENT
     THIS FOURTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into effective as of April 4, 2007 (the “Effective Date”), by and between HORIZON OFFSHORE, INC., a Delaware corporation (“Holdings”), HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation (“Contractors”), HOC OFFSHORE, S. DE R.L. DE C.V., a Mexican limited liability company (“HOC”), HORIZON MARINE CONTRACTORS (MALAYSIA) SDN BHD, a Malaysian private company (“Malaysia”), PT HORIZON OFFSHORE INDONESIA, an Indonesia PMA (“Indonesia”), HORIZON MARINE CONSTRUCTION (MAURITIUS) LTD., a Mauritius limited liability company (“Mauritius”) and HORIZON MARINE CONSTRUCTION LTD., a Cayman Islands limited liability company (“Construction”) (Holdings, Contractors, HOC, Malaysia, Indonesia, Mauritius, and Construction, individually and collectively, “Borrower” or “Borrowers”), and PNC BANK, NATIONAL ASSOCIATION, as Agent and a Lender (the “Agent”).
PRELIMINARY STATEMENTS
     A. The Borrowers, the Agent and the Lenders signatory thereto (the “Lenders”) are parties to that certain Revolving Credit and Security Agreement dated as of April 28, 2006, as amended by (i) that certain Amendment to Revolving Credit and Security dated as of April 28, 2006, (ii) that certain First Amendment to Revolving Credit and Security Agreement dated as of August 10, 2006, (iii) that certain Second Amendment to Revolving Credit and Security Agreement dated as of August 16, 2006, and (iv) that certain Third Amendment to Revolving Credit and Security Agreement dated as of November 15, 2006 (as further amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”); and
     B. The Borrowers, Agent and the Lenders desire to amend the Credit Agreement and Agent and the Lenders are willing to do so subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
DEFINITIONS
     1.01 Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
AMENDMENT
     2.01 Amendment to Section 1.2. Effective as of the date hereof, Section 1.2 of the Credit Agreement is hereby amended by amending and restating the definition of “Letter of Credit Sublimit” contained therein in its entirety to provide as follows:
     “‘Letter of Credit Sublimit’ shall mean $30,000,000.”
ARTICLE III
CONDITIONS PRECEDENT
     3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Agent:
     (a) The Agent shall have received this Amendment duly executed by each Borrower, and a Consent, Ratification and Release duly executed by each Guarantor, each in form and substance satisfactory to the Agent and its legal counsel;
     (b) The representations and warranties contained herein and in the Credit Agreement and the Other Documents shall be true and correct as of the date hereof, as if made on the date hereof; and
     (c) No Default or Event of Default shall have occurred and be continuing.
ARTICLE IV
NO WAIVER
     4.01 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by the Agent or any Lender of any covenant or provision of the Credit Agreement, the Other Documents, this Amendment, or of any other contract or instrument between any Borrower and the Agent or any Lender, and the failure of the Agent or any Lender at any time or times hereafter to require strict performance by each Borrower of any provision thereof shall not waive, affect or diminish any right of the Agent to thereafter demand strict compliance therewith. The Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the Other Documents, this Amendment and any other contract or instrument between any of them.
ARTICLE V
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower hereby agrees that all liens and security interest securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Each Borrower, the Agent and the Lenders agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
     5.02 Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all Other Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Certificate of Incorporation or By-Laws (or applicable organization or governing documents) of any Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and the Other Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by the Agent; (d) each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents, as amended hereby; and (e) no Borrower has amended its Certificate of Incorporation or By-Laws (or applicable organizational or governing documents) since the date of the Credit Agreement.
ARTICLE VI
MISCELLANEOUS PROVISIONS
     6.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent and Lenders to rely upon them.
     6.02 Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
     6.03 Expenses of the Agent. Each Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Agent in connection with any and all amendments, modifications, and supplements to the Loan Documents, including, without limitation, the costs and fees of the Agent’s legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of the Agent’s legal counsel.
     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this

Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders and Borrowers and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.
     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     6.07 Effect of Waiver. No consent or waiver, express or implied, by the Agent to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
     6.10 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE COMPANY AND THE AGENT.
     6.11 Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM AGENT OR ANY LENDER TO BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR ANY LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENT OR ANY LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS,

EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE AGENT, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM THE AGENT TO THE COMPANY UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
[Remainder of Page Intentionally Blank; Signature Pages Follow.]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

Borrowers:

HORIZON OFFSHORE, INC.

By:

Name:	Ronald D. Mogel

Title:	Vice President, Treasurer & CFO

HORIZON OFFSHORE CONTRACTORS, INC.

By:

Name:	Ronald D. Mogel

Title:	Vice President, Treasurer & CFO

HOC OFFSHORE, S. DE R.L. DE C.V.

By:

Name:	Ronald D. Mogel

Title:	Treasurer

HORIZON MARINE CONSTRUCTION LTD.

By:

Name:	Ronald D. Mogel

Title:	Vice President & Treasurer

HORIZON MARINE CONTRACTORS (MALAYSIA) SDN BHD

By:

Name:	Ronald D. Mogel

Title:	Director

PT HORIZON OFFSHORE INDONESIA

By:

Name:	Ronald D. Mogel

Title:	Commissioner

HORIZON MARINE CONSTRUCTION (MAURITIUS) LTD.

By:

Name:	Ronald D. Mogel

Title:	Director

Agent and Sole Lender:

PNC BANK, NATIONAL ASSOCIATION

By:

Name:	Robert Reaser

Title:	VP